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                                                                    EXHIBIT 99.1



SUMMARY OF RATINGS ACTIONS TAKEN BY S&P ON OCTOBER 16, 2002

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
                                                                    TO                      FROM
                                                          -------------------------------------------------
NATIONWIDE FINANCIAL SERVICES, INC. (NFS)
         Counterparty credit rating                       A-/Stable (outlook)     A/Negative (outlook)
         Senior unsecured debt rating                     A-                      A
         Preferred stock rating                           BBB                     BBB+

NATIONWIDE LIFE INSURANCE COMPANY
         Counterparty credit rating                       AA-/Stable/A-1+         AA/Negative/A-1+
         Financial strength rating                        AA-                     AA
         Commercial paper rating                          A-1+                    A-1+

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
         Counterparty credit rating                       AA-/Stable              AA/Negative
         Financial strength rating                        AA-                     AA

NATIONWIDE FINANCIAL SERVICES CAPITAL TRUST
         Preferred stock rating (guaranteed by NFS)       BBB                     BBB+

NATIONWIDE FINANCIAL SERVICES CAPITAL TRUST II
         Preferred stock rating (guaranteed by NFS)       BBB                     BBB+

NATIONWIDE FINANCIAL FUNDING LLC
         Senior secured debt rating                       AA-                     AA

NATIONWIDE LIFE GLOBAL FUNDING I
         Senior secured debt rating                       AA-                     AA

NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA
         Counterparty credit rating                       AA-/Stable              AA-/Positive
         Financial strength rating                        AA-                     AA-

NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA
         Counterparty credit rating                       AA-/Stable              AA-/Positive
         Financial strength rating                        AA-                     AA-

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